UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 18, 2018, Welltower Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission two prospectus supplements (the “Prospectus Supplements”) to the prospectus dated May 17, 2018, which was included in the Company’s automatic shelf registration statement on Form S-3 (No. 333-225004) (The “Base Prospectus”). The Prospectus Supplements relate to (i) the registration and possible issuance of up to 620,731 shares of the Company’s common stock, par value $1.00 per share (the “DownREIT Shares”), that may be issued from time to time if, and to the extent that, certain holders of Class A units (the “DownREIT Units”) of HCN G&L DownREIT, LLC, a Delaware limited liability company (the “DownREIT”), tender such DownREIT Units for redemption by the DownREIT, and HCN DownREIT Member, LLC, a majority-owned indirect subsidiary of the Company (including its permitted successors and assigns, the “Managing Member”), or a designated affiliate of the Managing Member, elects to assume the redemption obligations of the DownREIT and to satisfy all or a portion of the redemption consideration by issuing DownREIT Shares to the holders instead of or in addition to paying a cash amount; and (ii) the registration and possible issuance of up to 475,327 shares of the Company’s common stock, par value $1.00 per share (the “DownREIT II Shares,” and collectively with the DownREIT Shares, the “Shares”), that may be issued from time to time if, and to the extent that, certain holders of Class A units (the “DownREIT II Units,” and collectively with the DownREIT Units, the “Units”) of HCN G&L DownREIT II LLC, a Delaware limited liability company (the “DownREIT II”), tender such DownREIT II Units for redemption by the DownREIT II, and the Managing Member, or a designated affiliate of the Managing Member, elects to assume the redemption obligations of the DownREIT II and to satisfy all or a portion of the redemption consideration by issuing DownREIT II Shares to the holders instead of or in addition to paying a cash amount.

Registration of the Shares as provided in the Prospectus Supplements does not necessarily mean that any of the holders of Units will exercise their redemption rights with respect to the Units or that the Managing Member will elect to assume the redemption obligations of the DownREIT and the DownREIT II and to satisfy all or a portion of the redemption consideration by issuing Shares to the holders instead of or in addition to paying a cash amount.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Gibson, Dunn & Crutcher LLP

8.1	Tax Opinion of Arnold & Porter Kaye Scholer LLP regarding the DownREIT Shares

8.2	Tax Opinion of Arnold & Porter Kaye Scholer LLP regarding the DownREIT II Shares

23.1	Consent of Gibson, Dunn & Crutcher LLP to the use of their opinion as exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5.1

23.2	Consent of Arnold & Porter Kaye Scholer LLP to the use of their opinions as exhibits to this Form 8-K is included in their opinion filed herewith as Exhibits 8.1 and 8.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2018	WELLTOWER INC.

	By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Senior Vice President – General Counsel & Corporate Secretary